                                                                    EXHIBIT 99.1


                                                                       EXHIBIT 2

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th of the month following the end of the month covered by the report.


 Debtor Name:                  Edison Brothers Stores, Inc. et al.

 Case Number:                   99-529 (MFW) through 99-536 (MFW)

                  For the month of June 1999 (Fiscal Month Ending July 03, 1999)
                                   ---------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                                                           Document              Previously            Explanation
              Required Documents                           Attached              Submitted              Attached

--------------------------------------------------------------------------------------------------------------------
1.       Income Statement.                                    (X)                    ( )                   ( )

2.       Balance Sheet.                                       (X)                    ( )                   ( )

3.       Statement of Cash Receipts                           (X)                    ( )                   (X)
         and Disbursements.

4.       Statement of Aged Receivables.                       ( )                    ( )                   (X)

5.       Statement of Aged Payables.                          (X)                    ( )                   (X)

6.       Statement of Operations, Taxes,                      ( )                    ( )                   (X)
         Insurance and Personnel.

7.       Tax Receipts.                                        ( )                    ( )                   (X)

8.       Other documents/reports as                           (X)                    ( )                   ( )
         required by the U.S. Trustee:
         Summary of Cash Disbursements by Category
         Taxes Payable Rollfoward



The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.


 By:  /s/ John F. Burtelow                               Dated: July 29, 1999
    -----------------------------------------------            --------------
     John F. Burtelow
     Executive Vice President, Chief Adminstrative
     Officer and Chief Financial Officer
    -----------------------------------------------
     Title of Debtor Representative

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT



The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                    EXPLANATION TO MONTHLY OPERATING REPORT



Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))
Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(Dollars in millions)


ASSETS                                                                               July 03, 1999 March 8, 1999
----------------------------------------------------------                           ------------- -------------
CURRENT ASSETS
      Cash and cash equivalents                                                         $   65.4     $   13.0
      Merchandise inventories                                                               11.6        155.7
      Prepaid expenses                                                                       4.1          2.8
      Other current assets                                                                   4.2          4.7
----------------------------------------------------------                              --------     --------
                   TOTAL CURRENT ASSETS                                                     85.3        176.2
Assets Held for Senior-Note Interest Escrow                                                  8.2          8.2
Property and Equipment, net                                                                 40.5        109.4
Intangible Assets, net                                                                       0.1          1.8
Reorganization Value in Excess of Identifiable Assets, net                                  24.3         25.2
Prepaid Pension Expense                                                                     17.3         18.1
Other Assets                                                                                 1.8          4.2
----------------------------------------------------------                              --------     --------
                   TOTAL ASSETS                                                         $  177.5     $  343.1
==========================================================                              ========     ========
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Current Liabilities
      Short-term borrowings                                                                $ -       $   51.1
      Accounts payable                                                                       4.6         48.2
      Payroll and vacations                                                                  4.8          6.9
      Other taxes                                                                            2.3         13.0
      Other current liabilities                                                             11.0         22.8
----------------------------------------------------------                              --------     --------
                   TOTAL CURRENT LIABILITIES                                                22.7        142.0
Liabilities Subject to Compromise                                                          175.3        126.9
Postretirement and Other Employee Benefits                                                  39.3         44.5
Other Liabilities                                                                            0.3          3.9
Common Stockholders' Equity
      Common stock                                                                           0.1          0.1
      Capital in excess of par value                                                       130.5        130.5
      Common stock warrants                                                                  7.0          7.0
      Accumulated deficit                                                                 (196.1)      (110.2)
      Foreign currency translation adjustment                                               (1.6)        (1.6)
----------------------------------------------------------                              --------     --------
         TOTAL COMMON STOCKHOLDERS' EQUITY                                                 (60.1)        25.8
----------------------------------------------------------                              --------     --------
                   TOTAL LIABILITIES AND EQUITY                                         $  177.5     $  343.1
==========================================================                              ========     ========



These statements reflect both Debtor and non-Debtor entities. Inclusion of the non-Debtor entities does not materially affect these financial statements.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(Dollars in millions)



                                                                5 Weeks Ended                  Ended
                                                                 July 3, 1999               July 3, 1999
-----------------------------------------------                 -------------             ----------------
NET SALES                                                         $   42.7                  $  222.1
-----------------------------------------------                   --------                  --------
Cost of goods sold, occupancy,
  and buying expenses                                                 33.2                     161.4
Store operating and administrative expenses                           25.5                      72.6
Depreciation and amortization                                          2.2                       9.6
Interest (income )/expense, net                                       (0.2)                      0.3
Loss on Disposition of Assets                                         53.4                      62.5
Other                                                                  2.3                       1.6
-----------------------------------------------                   --------                  --------
TOTAL EXPENSES                                                       116.4                     308.0
-----------------------------------------------                   --------                  --------
LOSS BEFORE INCOME TAXES                                             (73.7)                    (85.9)
Income tax provision                                                   0.0                       0.0
-----------------------------------------------                   --------                  --------
NET INCOME (LOSS)                                                 $  (73.7)                 $  (85.9)
-----------------------------------------------                   --------                  --------

These statements reflect both Debtor and non-Debtor entities. Inclusion of the non-Debtor entities does not materially affect these financial statements.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(Dollars in millions)

                                                                      5 Weeks Ended         16.8 Weeks Ended
                                                                      July 03, 1999           July 03, 1999
--------------------------------------------------------------        --------------        ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Loss                                                           $ (73.7)               $  (85.9)
       Adjustments to reconcile net loss to net cash
           provided by (used in) operating activities:
              Depreciation and amortization                                2.2                     9.6
              Loss on disposal of property and equipment                  44.9                    58.4
              Working capital changes                                     24.3                   118.7
              Other                                                        2.4                     1.7
       Activity in connection with the Chapter 11 proceedings,
           noncash portion                                                10.1                     0.8
--------------------------------------------------------------         -------                --------
    Total Operating Activities                                            10.3                   103.4
--------------------------------------------------------------         -------                --------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                                  (1.6)                    0.0
    Other                                                                  0.0                     0.1
--------------------------------------------------------------         -------                --------
    Total Investing Activities                                            (1.5)                    0.2
--------------------------------------------------------------         -------                --------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Decrease in short-term borrowings                                     (0.1)                  (51.1)
    Increase/(Decrease) in senior-note interest escrow                    ----                    ----
    Other                                                                 (0.1)                   (0.0)
--------------------------------------------------------------         -------                --------
    Total Financing Activities                                            (0.2)                  (51.1)
--------------------------------------------------------------         -------                --------
Effect of exchange rate changes on cash                                   ----                    ----
--------------------------------------------------------------         -------                --------
CASH PROVIDED (USED)                                                       8.5                    52.4
Beginning cash and cash equivalents                                       56.9                    13.0
--------------------------------------------------------------         -------                --------
ENDING CASH AND CASH EQUIVALENTS                                       $  65.4                $   65.4
==============================================================         =======                ========



These statements reflect both Debtor and non-Debtor entities. Inclusion of the non-Debtor entities does not materially affect these financial statements.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
       FROM:     05/30/99
       THROUGH:  07/03/99


BANK TRANSACTIONS.
-----------------------------------------------------------------------------------------------------------------------------------
                                  FIRST UNION NATIONAL   MERCANTILE NATIONAL     MERRILL LYNCH       FEDERATED       BANK OF NOVA
                                        BANK (A)           NATIONAL BANK OF           (C)            INVESTORS         SCOTIA(E)
                                                              ST. LOUIS(B)                              (D)
-----------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE      $     21,337.20         $   48,655.90       $11,099,933.83      $27,488,250.00     $513,134.71
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)              46,908,914.28          2,845,409.28       (11,099,933.83)       3,997,236.76       (1,611.67)
-----------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD           (46,901,793.18)            (8,529.78)                0.00                0.00      (98,830.61)
-----------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE         $     28,458.30         $2,885,535.40       $         0.00      $31,485,486.76     $412,692.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL               CONGRESS            NET POSITION
                                                            FINANCIAL
                                                            REVOLVING
                                                           CREDIT LINE (F)
-----------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE       $39,171,311.64            ($9,897.57)      $39,161,414.07
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD                 $42,650,014.82         22,144,887.75       $64,794,902.57
-----------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD          ($47,009,153.57)        (4,957,923.68)     ($51,967,077.25)
-----------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE          $34,812,172.89        $17,177,066.50       $51,989,239.39
-----------------------------------------------------------------------------------------------------------------------------------


(1) Includes transfers between accounts which net to zero.


                                         BALANCES PER GENERAL LEDGER...
                                         ------------------------------------------------------------------------------------------
                                         Non-store depository accounts                                             $61,808,734.61
                                         ------------------------------------------------------------------------------------------
                                         Store depository accounts, cash in transit, and petty cash in stores        2,772,659.92
                                         ------------------------------------------------------------------------------------------
                                         Credit card receivables                                                       847,038.29
                                         ------------------------------------------------------------------------------------------
                                         Total                                                                     $65,428,432.82
                                         ------------------------------------------------------------------------------------------



-------------------------------------------------------------               -------------------------------------------------------
(a)  201 South College Street, Charlotte, NC 28288                          (d)  Prime Value Obligations Fund #853
     Account Number 2014201943442                                                PO BOX 8602, Boston, MA 02266-8602
-------------------------------------------------------------                    Account Numbers 4486001, 4500673, and 4375733
                                                                            -------------------------------------------------------
-------------------------------------------------------------               -------------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166                             (e)  44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 1001014677                                                   Account Number 80002  2237-19
-------------------------------------------------------------               -------------------------------------------------------

-------------------------------------------------------------               -------------------------------------------------------
(c)  800 Market Street, 24th Floor, St. Louis, MO 63166                     (f)  1133 Avenue of the Americas, New York, NY 10036
     Account Number 70M-07J96                                                    Loan Numbers 4639, 4659, 4661 and 4683
-------------------------------------------------------------               -------------------------------------------------------

                       EDISON BROTHERS STORES, INC. ET AL.
                         CASE NO. 99-529 THROUGH 99-536
                          SUMMARY OF CASH DISBURSMENTS
                        FOR THE MONTH ENDING JULY 3, 1999


                                                                                 FIRST UNION
                                         ------------------------------------------------------------------------------------------
                                         Accounts Payable Payments via:                   Foreign Merchandise       All Other Wires
                                                   Checks                  ACHs                 Wires              and ACH Payments
                                                   ------                  ----                 -----              ----------------
RENT                                            3,573,090.50
FREIGHT                                           154,599.43           489,141.31                                     317,880.72
MERCHANDISE                                     1,128,568.65           145,117.76              264,421.70                 392.39
UTILITIES & SERVICES                            1,307,621.10
BANKRUPTCY RELATED                                      0.00
PAYROLL                                         5,965,870.20                                                        4,684,518.14
PAYROLL TAXES                                      32,474.14                                                        5,160,116.88
GENERAL TAXES                                   1,016,672.37                                                        3,494,107.09
CUSTOMERS BROKERS                                                                                                     311,869.72
OTHER                                           1,418,363.62           949,263.24                                  10,366,799.92

TOTAL DISBURSMENTS                             14,597,260.01         1,583,522.31              264,421.70          24,335,684.86



RECONCILIATION BACK TO
STATEMENT OF CASH RECEIPTS &
DISBURSMENTS:
Delete Total from above                       (14,597,260.01)
Add back in Payroll Clearings                   5,965,870.20
Add back all other check clearing              14,752,294.11


Total Disbursments                             20,718,164.31         1,583,522.31              264,421.70          24,335,684.86
                                                                                      Total First Union =          46,901,793.18
Total Disbursments Per Summary                                                                                     46,901,793.18
Difference                                                                                                                  0.00

                                                 Cashier's Checks
                                                 From Mercantile       Nova Scotia             Congress                Total
                                                 ---------------       -----------             --------                -----

RENT                                                                                                                3,573,090.50
FREIGHT                                                 0.00                                                          961,621.46
MERCHANDISE                                                                                   4,698,809.96          6,237,310.46
UTILITIES & SERVICES                                    0.00                                                        1,307,621.10
BANKRUPTCY RELATED                                                                                    0.00                  0.00
PAYROLL                                                 0.00            14,017.77                                  10,664,406.11
PAYROLL TAXES                                           0.00                                                        5,192,591.02
GENERAL TAXES                                       7,778.92                                                        4,518,558.38
CUSTOMERS BROKERS                                       0.00                                                          311,869.72
OTHER                                                 750.86            84,812.84               259,113.72         13,079,104.20

TOTAL DISBURSMENTS                                  8,529.78            98,830.61             4,957,923.68         45,846,172.95



RECONCILIATION BACK TO
STATEMENT OF CASH RECEIPTS &
DISBURSMENTS:
Delete Total from above                                                                                           (14,597,260.01)
Add back in Payroll Clearings                                                                                       5,965,870.20
Add back all other check clearing                                                                                  14,752,294.11


Total Disbursments                                  8,529.78            98,830.61             4,957,923.68         51,967,077.25

Total Disbursments Per                              8,529.78            98,830.61             4,957,923.68         51,967,077.25
Summary                                                 0.00                 0.00                     0.00                  0.00
Different

                                                                       EXHIBIT 7

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                           STATEMENET OF AGED PAYABLES
                           ---------------------------

                       FOR THE MONTH ENDING JULY 03, 1999
                                           ------------------

Debtor Name:     Edison Brothers Stores, Inc. et al.

Case Number:     99-529 (MFW) through 99-536 (MFW)


---------------------------------------------------------------------------------------------------------------

 ACCOUNT                                           TOTAL      CURRENT    PAST DUE       PAST DUE    PAST DUE
 NAME                         DESCRIPTION           DUE     (0-30 DAYS)  (31-60)        (61-90)     (91 & OVER)

---------------------------------------------------------------------------------------------------------------
 A/P DOMESTIC MERCHANDISE     Mdse. Inventory     $ 0.5          0.5
 A/P FOREIGN MERCHANDISE      Mdse. Inventory       0.3          0.3
 A/P EXPENSE                  Misc Expenses         3.8          3.8






 TOTALS                                           $ 4.6          4.6           -           -               -


 Note: Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.


---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------


 ACCOUNTS PAYABLE RECONCILIATION:

 1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                                                      $       -
                                                                                                      ---------
 2.    NEW ACCOUNTS THIS MONTH                                                                              4.6
                                                                                                      ---------
 3.    BALANCE (ADD LINES 1 AND 2)                                                                          4.6
                                                                                                      ---------
 4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                                                     -
                                                                                                      ---------
 5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                                                  $     4.6
                                                                                                      ---------

Debtor Name: Edison Brothers Stores,  Inc.                       Date:  08/13/99
Case No.: 99-073 (MFW)



====================================================================================================================================
                                                                        05/29/99                                          07/03/99
                                                                         Ending         Accrued/         Payments/         Ending
                                                                         Balance        Withheld         Deposits         Balance
                                                                     ===============================================================
PAYROLL TAXES WITHHELD:

Federal/FICA                                                                   0       4,474,037        4,474,037                0
State                                                                          0         480,241          480,241                0
Local/Occup W/H                                                                0          58,475           58,475                0


UNEMPLOYMENT TAX:

Federal                                                                        0          35,153           35,153                0
State                                                                          0         112,212          112,212                0

SDI                                                                       (8,209)          1,774                0           (6,435)

SALES & LOCAL USE TAXES: *                                             3,789,247       2,628,970        4,422,048        1,996,169

PROPERTY TAXES:                                                                0               0                0                0

REAL ESTATE TAXES: **                                                          0               0                0                0



* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
**Corporate properties only.